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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 12, 2001

                                  VENTAS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-10989                     61-1055020
 ------------                      -----------                 ------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

     4360 Brownsboro Road, Suite 115, Louisville, Kentucky      40207-1642
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               (Address of principal executive offices) (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

         On December 17, 2001, Ventas, Inc. ("Ventas" or the "Company") announced that it had raised $225 million from the completion of its commercial mortgage backed securitization ("CMBS") transaction. The Company announced that net proceeds of $213 million were used to pay down a portion of the outstanding balance under its existing Amended Credit Agreement. The outstanding principal balance on the Company's Amended Credit Agreement is currently $634 million.

         The floating rate, 5-year CMBS certificates, secured by 40 skilled nursing facilities, carry an average interest rate spread of 146 basis points over the one-month LIBOR rate, for an initial nominal interest rate of 3.4 percent per year. With fees of approximately 3 percent, the all-in rate is 206 basis points over one-month LIBOR. Because of the Company's existing interest rate swap that fixes LIBOR at 5.985 percent, the all-in effective swapped rate on the CMBS loan is approximately 8 percent. The CMBS loan is non-recourse to the Company and the principal balance will amortize on a 25-year schedule. The transaction will add approximately $0.038 per share to the Company's 2002 Funds from Operation ("FFO").

         With the successful completion of the CMBS transaction, Ventas has removed the dividend restriction in its Amended Credit Agreement, which had limited its dividend payout to 90 percent of taxable net income. In addition, the Company will now have no debt maturities prior to December 2005.

         Merrill Lynch was the lead manager on the CMBS transaction and Morgan Stanley was the co-manager.

         Copies of the core documents for the CMBS transaction are attached as exhibits to this filing and are incorporated herein by reference.

         The Company also announced that it expects to report FFO of $1.24 to $1.26 per share for 2002, assuming no additional debt reduction, no sale of any of its equity stake in its primary tenant, Kindred Healthcare, Inc. ("Kindred") and no refinancing transactions.

         With the lifting of the dividend payout restriction contained in its Amended Credit Agreement, the Company said that it expects its 2002 dividend will be $0.95 per share, which is an 8 percent increase over the 2001 annual rate of $0.88 per share (excluding the one-time adjustment of $0.04 per share declared in the fourth quarter). Ventas further expects that 2002 dividends will be paid quarterly, in cash, although the Company reserves the right to pay dividends in whole or in part by distribution of shares of common stock of Kindred, or other securities or property. Earlier this month, the Company announced that it will likely distribute up to 350,000 shares of Kindred common stock to satisfy all or part of the fourth quarter 2001 dividend, which will be paid to stockholders on January 7, 2002.

         There can be no assurances regarding the Company's ability to pay future dividends. The Company may from time to time update its publicly announced expectations regarding future dividends, but it is not obligated to do so.

         The Company also discussed the various assumptions underlying its expectations for 2002 FFO.

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         A copy of a press release issued by the Company on December 17, 2001 is included as exhibit 99.1 to this filing and is incorporated herein by reference.

         Ventas is a real estate investment trust ("REIT") whose properties include 44 hospitals, 216 nursing centers and eight personal care facilities operating in 36 states. Ventas is headquartered at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642. Its website can be found at www.ventasreit.com.

         This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations and statements that include words such as "if, " "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should", "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

         Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred and certain of its affiliates to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's wholly owned operating partnership, Ventas Realty, Limited Partnership ("Ventas Realty"), including without limitation the various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the corporate reorganization on May 1, 1998 (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations, (b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreement and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under such interest rate swap agreement, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty entered into connection with the Company's spin off of its assisted living operations and related assets and liabilities to Atria in

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August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations including, without limitation, the Company's failure to qualify as a REIT due to its ownership of Kindred common stock, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's net taxable income for the tax year ending December 31, 2001, (q) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, and (r) the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of the Kindred common stock. Many of such factors are beyond the control of the Company and its management.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a) Financial statements of businesses acquired.

               Not applicable.

          (b) Pro forma financial information.

               Not applicable.

          (c) Exhibits:

               4.1 Loan and Security Agreement, dated as of December 12, 2001, between Ventas Finance I, LLC, as Borrower, and Merrill Lynch Mortgage Lending, Inc., as Lender.

               4.2 Form of Assignment of Leases and Rents, dated as of December 12, 2001, by Ventas Finance I, LLC, as Assignor, to Merrill Lynch Mortgage Lending, Inc., as Assignee.

               4.3 Form of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 12, 2001, by Ventas Finance I, LLC, as Trustor, to First American Title Insurance Company, as Trustee, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Beneficiary.

               4.4 Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 12, 2001, by Ventas Finance I, LLC, as Mortgagor, to Merrill Lynch Mortgage Lending, Inc., as Mortgagee.

               4.5 Letter Agreement, dated December 12, 2001, from Merrill Lynch Mortgage Lending, Inc. to Ventas, Inc. and Ventas Finance I, LLC, regarding the use of certain insurance proceeds received in connection with a casualty to a collateral property under the Loan and Security Agreement.

               4.6 Letter Agreement, dated as of December 12, 2001, from Merrill Lynch Mortgage Lending, Inc. to JP Morgan Chase Bank, as Senior Collateral Agent and Junior Collateral Agent under various credit agreements with Kindred Healthcare, Inc., and Ventas Finance I, LLC, as Landlord, concerning various notice requirements regarding the collateral property under the Loan and Security Agreement.

               4.7 Letter Agreement, dated as of December 12, 2001, from Merrill Lynch Mortgage Lending, Inc. to Ventas Realty, Limited Partnership and Ventas Finance I, LLC concerning various rent reset rights under the Master Lease Agreement among Ventas Finance I, LLC, as Landlord, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as Tenants.

               4.8 Collateral Assignment of Interest Rate Protection Agreement, dated as of December 12, 2001, by Ventas Finance I, LLC, as Assignor, to Merrill Lynch Mortgage Lending, Inc., as Assignee.

               4.9 Mortgage Loan Purchase Agreement, dated as of December 12, 2001, between Ventas Specialty I, LLC, as Purchaser, and Merrill Lynch Mortgage Lending, Inc., as Seller.

               4.10 Promissory Note, dated as of December 12, 2001, from Ventas Finance I, LLC, as Borrower, to Merrill Lynch Mortgage Lending, Inc., as Lender.

               4.11 Form of Subordination, Non-Disturbance and Attornment Agreement, dated as of December 12, 2001, by and among Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as Tenant, Ventas Finance I, LLC, as Landlord, and Merrill Lynch Mortgage Lending, Inc., as Lender.

               4.12 Trust and Servicing Agreement, dated as of December 12, 2001, among Ventas Specialty I, LLC, as Depositor, First Union National Bank, as Servicer and Special Servicer, LaSalle Bank National Association, as Trustee and as Tax Administrator, and ABN Amro Bank N.V., as Fiscal Agent.

               4.13 Cash Management Agreement, dated as of December 12, 2001, among Ventas Finance I, LLC, as Borrower, Merrill Lynch Mortgage Lending, Inc., as Lender, and First Union National Bank, as Agent.

               4.14 Environmental Indemnity Agreement, dated as of December 12, 2001, by Ventas Finance I, LLC, as Borrower, and Ventas, Inc., as Guarantor, in favor of Merrill Lynch Mortgage Lending, Inc., as Lender.

               4.15 Exceptions to Non-recourse Guaranty, dated as of December 12, 2001, by Ventas, Inc., as Guarantor, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Lender.

               4.16 Certificate Purchase Agreement, dated as of December 4, 2001 by Ventas Specialty I, LLC and Ventas, Inc. to Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

               10.1 Lease Severance and Amendment Agreement, dated as of December 12, 2001, by and among Kindred Healthcare, Inc., as Tenant, Kindred Healthcare Operating, Inc., as Operator and Tenant, and Ventas Realty, Limited Partnership, as Lessor.

               10.2 Master Lease Agreement, dated as of December 12, 2001, by and among Ventas Realty, Limited Partnership, as Lessor, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., at Tenants.

               10.3 Amendment No. 2 and Waiver, dated as of September 26, 2001, to the Credit Agreement, among Ventas Realty, Limited Partnership, as Borrower, the Guarantors referred to in the Credit Agreement, Bank of America, N.A., as Lender, Issuing Bank and Administrative Agent for the Lenders under the Credit Agreement, Morgan Guaranty Trust Company of New York, as a Lender and as Documentation Agent for Lenders under the Credit Agreement, and the Consenting Lenders.

               99.1 Press Release dated December 17, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VENTAS, INC.
                                          (Registrant)
Date: January 2, 2002

                                      By:/s/ T. Richard Riney
                                         -----------------------------------
                                         Name:  T. Richard Riney
                                         Title: Executive Vice President and
                                                General Counsel

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                                  EXHIBIT INDEX

Exhibit                              Description
-------                              -----------

4.1 Loan and Security Agreement, dated as of December 12, 2001, between Ventas Finance I, LLC, as Borrower, and Merrill Lynch Mortgage Lending, Inc., as Lender.

4.2 Form of Assignment of Leases and Rents, dated as of December 12, 2001, by Ventas Finance I, LLC, as Assignor, to Merrill Lynch Mortgage Lending, Inc., as Assignee.

4.3 Form of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 12, 2001, by Ventas Finance I, LLC, as Trustor, to First American Title Insurance Company, as Trustee, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Beneficiary.

4.4 Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 12, 2001, by Ventas Finance I, LLC, as Mortgagor, to Merrill Lynch Mortgage Lending, Inc., as Mortgagee.

4.5 Letter Agreement, dated December 12, 2001, from Merrill Lynch Mortgage Lending, Inc. to Ventas, Inc. and Ventas Finance I, LLC, regarding the use of certain insurance proceeds received in connection with a casualty to a collateral property under the Loan and Security Agreement.

4.6 Letter Agreement, dated as of December 12, 2001, from Merrill Lynch Mortgage Lending, Inc. to JP Morgan Chase Bank, as Senior Collateral Agent and Junior Collateral Agent under various credit agreements with Kindred Healthcare, Inc., and Ventas Finance I, LLC, as Landlord, concerning various notice requirements regarding the collateral property under the Loan and Security Agreement.

4.7 Letter Agreement, dated as of December 12, 2001, from Merrill Lynch Mortgage Lending, Inc. to Ventas Realty, Limited Partnership and Ventas Finance I, LLC concerning various rent reset rights under the Master Lease Agreement among Ventas Finance I, LLC, as Landlord, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as Tenants.

4.8 Collateral Assignment of Interest Rate Protection Agreement, dated as of December 12, 2001, by Ventas Finance I, LLC, as Assignor, to Merrill Lynch Mortgage Lending, Inc., as Assignee.

4.9 Mortgage Loan Purchase Agreement, dated as of December 12, 2001, between Ventas Specialty I, LLC, as Purchaser, and Merrill Lynch Mortgage Lending, Inc., as Seller.

4.10 Promissory Note, dated as of December 12, 2001, from Ventas Finance I, LLC, as Borrower, to Merrill Lynch Mortgage Lending, Inc., as Lender.

4.11 Form of Subordination, Non-Disturbance and Attornment Agreement, dated as of December 12, 2001, by and among Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as Tenant, Ventas Finance I, LLC, as Landlord, and Merrill Lynch Mortgage Lending, Inc., as Lender.

4.12 Trust and Servicing Agreement, dated as of December 12, 2001, among Ventas Specialty I, LLC, as Depositor, First Union National Bank, as Servicer and Special Servicer, LaSalle Bank National Association, as Trustee and as Tax Administrator, and ABN Amro Bank N.V., as Fiscal Agent.

4.13 Cash Management Agreement, dated as of December 12, 2001, among Ventas Finance I, LLC, as Borrower, Merrill Lynch Mortgage Lending, Inc., as Lender, and First Union National Bank, as Agent.

4.14 Environmental Indemnity Agreement, dated as of December 12, 2001, by Ventas Finance I, LLC, as Borrower, and Ventas, Inc., as Guarantor, in favor of Merrill Lynch Mortgage Lending, Inc., as Lender.

4.15 Exceptions to Non-recourse Guaranty, dated as of December 12, 2001, by Ventas, Inc., as Guarantor, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Lender.

4.16 Certificate Purchase Agreement, dated as of December 4, 2001 by Ventas Specialty I, LLC and Ventas, Inc. to Merrill Lynch Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

10.1 Lease Severance and Amendment Agreement, dated as of December 12, 2001, by and among Kindred Healthcare, Inc., as Tenant, Kindred Healthcare Operating, Inc., as Operator and Tenant, and Ventas Realty, Limited Partnership, as Lessor.

10.2 Master Lease Agreement, dated as of December 12, 2001, by and among Ventas Realty, Limited Partnership, as Lessor, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., at Tenants.

10.3 Amendment No. 2 and Waiver, dated as of September 26, 2001, to the Credit Agreement, among Ventas Realty, Limited Partnership, as Borrower, the Guarantors referred to in the Credit Agreement, Bank of America, N.A., as Lender, Issuing Bank and Administrative Agent for the Lenders under the Credit Agreement, Morgan Guaranty Trust Company of New York, as a Lender and as Documentation Agent for Lenders under the Credit Agreement, and the Consenting Lenders.

99.1 Press Release dated December 17, 2001